UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

Internet Sciences Inc.
(Exact name of Registrant as specified in charter)

Delaware	000-55897	81-2775456
(State or other jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No)

667 Madison Ave, 5th Floor, New York, New York, 10065

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 212-823-6272

Not Applicable

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.]

ITEM 4.01 - CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT

(a) Dismissal of Certifying Accountant

During October 2023,  our independent auditors, Pinnacle Accountancy Group of Utah informed the registrant that they have sold their SEC Reporting audit business and recommended that the registrant secures a new auditor for our future reviews and audits.

Except as described in the following sentence, the reports of Pinnacle AccountancyGroup of Utah on the financial statements of Registrant for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The reports of Pinnacle Accountancy Group of Utah on the financial statements of Registrant for the fiscal years ended December 31, 2021 and December 31, 2022  do, however, contain an expression of substantial doubt regarding the registrant’s ability to continue as a going concern.

In addition, during the registrant two most recent fiscal years and up to the review of our 10Q filing for the second quarter of 2023 , there was no disagreement with Pinnacle Accountancy Group of Utah on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Registrant has requested that Pinnacle Accountancy Group of Utah furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01 within 10 business days of the date of filing this report.

(b) Engagement of New Certifying Accountant

On February 4, 2024, Yusufali & Associates, LLC  as the Registrant independent auditors, commencing with the annual audit for the fiscal year ending on December 31, 2023.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 4.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter of Pinnacle Accountancy Group of Uth to the Securities and Exchange Commission dated April 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Sciences Inc.

By:	/s/ Lynda Chervil
Lynda Chervil
Chief Executive Officer
Dated: April 10, 2024

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